UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-21668

Cohen & Steers Alternative Income Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212)  832-3232

Date of fiscal year end:    October 31

Date of reporting period:    April 30, 2023

Item 1.             Reports to Stockholders.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended April 30, 2023. The total returns for Cohen & Steers Alternative Income Fund, Inc. (the Fund) and its comparative benchmarks were:

Six Months Ended April 30, 2023
Cohen & Steers Alternative Income Fund:
Class Aa	5.61%
Class C	5.32%
Class I	5.78%
Class R	5.62%
Class Z	5.77%
Blended Benchmark[b]	7.04%
S&P 500 Index[b]	8.63%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at net asset value (NAV). Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.50% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund makes regular monthly distributions at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

[a]

The returns shown are based on NAVs calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the NAVs in accordance with accounting principles generally accepted in the United States of America (GAAP).

[b]	For benchmark descriptions, see page 7.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Market Review

The six months ended April 30, 2023 were generally favorable for financial markets. Prior concerns regarding central banks tightening monetary policy gave way to a more optimistic tone in the fall of 2022, as growth generally remained healthy while inflation slowed—raising expectations that the steepest rate-hiking cycle in more than 40 years could soon draw to a close.

While short-term interest rates climbed as the Federal Reserve and the European Central Bank raised their key lending rates, fixed income asset classes generally advanced as longer-term interest rates declined. The 10-year U.S. Treasury note yield, which peaked around 4.25% in late October, settled at 3.44%. Global equities, including real estate and infrastructure securities, advanced broadly. However, preferred securities came under selling pressure in the first quarter of 2023 due to concerns in the banking sector (as banks are the predominant issuers of preferreds).

Fund Performance

The Fund had a positive total return in the period but underperformed its blended benchmark.

Preferred Securities

Preferred securities rose but underperformed longer-term U.S. Treasuries, investment-grade corporates and high-yield bonds. Preferreds were pressured late in the period by the sudden collapses of Silicon Valley Bank (SVB) and Signature Bank, which raised concerns about contagion risk. The banks had a preponderance of uninsured deposits and/or significant exposure to depositors in the technology sector that faced cash flow challenges. The banks could not raise capital amid substantial deposit outflows, which forced regulators to intervene. On May 1, First Republic Bank was placed into receivership despite a group of larger banks previously funneling $30 billion into the institution; its assets were sold to JPMorgan Chase.

Regulators took swift action to stem contagion risks across the U.S. banking industry. The Fed established an emergency loan program, accepting as collateral U.S. Treasuries and certain other high-quality securities at par value—even if the securities have been marked down. The Fed and other central banks also assured that funding would remain readily available in the global banking system. The FDIC said it would fully guarantee depositors in the failed banks, even above the normal $250,000 threshold. Liquidity concerns continued to ease on healthy first-quarter earnings and other reports showing stabilizing deposit funding. Asset quality remained near a historically high level, although banks did increase reserves in preparation for higher capital requirements (given recent events) and macro uncertainty.

In Europe, struggling Credit Suisse was acquired by rival UBS in March. In brokering the deal, the Swiss government took the unusual step of completely writing down the nominal value ($17 billion) of all Credit Suisse Additional Tier 1 (AT1) bonds, also known as contingent convertible securities (CoCos), which added to pressures in the preferred securities market. (Subsequently, with the AT1 bonds written down before the common equity, lawsuits have been filed, and a secondary market for ownership claims has arisen, which may allow for a partial recovery of the preferreds’ value.)

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Credit Suisse was a clear outlier among European banks; although it appeared to be on the mend, the company had made material management missteps in recent years that left it weakened and unprofitable. Other European banks are not faced with the vulnerabilities that plagued Credit Suisse. Overall, the sector displays the best profitability dynamics seen in years. Moreover, bank loans in Europe tend to be floating rate and/or shorter duration—unlike in the U.S., where loans are fixed and long—so loan yields do a better job keeping up with deposit yields. On the deposit side, European bank deposits tend to be stickier, and the money market fund industry is not as developed. Additionally, regulators elsewhere in Europe reassured markets that their actions in circumstances similar to those of Credit Suisse, should they arise, would be guided by an established framework in which “common equity instruments are the first ones to absorb losses, and only after their full use would Additional Tier 1 be required to be written down.”

The Fund’s security selection in preferred securities was the most significant detractor from relative performance during the period. Out-of-index or overweight positions in certain issues from SVB, First Republic Bank and other regional banks that were impacted by their bankruptcies primarily drove this underperformance.

Global Real Estate

Global real estate stocks advanced in the period but trailed the broader global equities market amid persistent inflation and rising short-term interest rates. Performance was led by the data center, industrial and health care sectors, each of which enjoyed low vacancies and rising rents. The office sector declined sharply amid an uncertain demand outlook.

Real estate securities in the U.S., especially office REITs, were impacted somewhat by regional bank failures, even though banks hold less than a third of all outstanding commercial real estate mortgages and only 3% of total bank assets are office loans. This is much different than the subprime crisis during the global financial crisis, as listed real estate companies, on average, have lower leverage, more fixed-rate debt and longer debt maturities. Europe trailed other regions on concerns that elevated inflation will lead to more monetary tightening and impact real estate values. The Asia Pacific region benefited from a generally more benign inflation backdrop as well as positive China border reopening sentiment.

Security selection in the Fund’s real estate allocation helped relative performance. In the U.S., selection in the health care, industrial and retail sectors aided returns, as did an underweight allocation in the office sector. Stock selection and an overweight in France and an out-of-benchmark allocation in China also contributed. However, the timing of the Fund’s allocations in real estate modestly detracted from relative returns.

Global Listed Infrastructure

Infrastructure companies posted a collective double-digit return in the period. Performance was led by the marine ports, airports and toll roads sectors; these companies benefited from a continuing recovery in volumes (following pandemic disruptions) and improved global growth expectations given China’s reopening.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Electric utilities benefited from sharply lower interest rates. In contrast, the communications sector, which is also typically somewhat rate sensitive, was relatively flat due to disappointing guidance from U.S. tower companies.

Railways, represented in the index by GetLink, rose but underperformed the benchmark; the company offered conservative year-ahead guidance on concerns of a spillover effect from anti–pension reform demonstrations in France. Midstream energy companies’ earnings and guidance generally remained strong amid recovering demand and high crude oil and refined product prices, but the stocks were essentially flat.

The Fund’s security selection in global listed infrastructure contributed to relative performance, driven partly by selection in communications and water utilities, overweight in electric utilities and overweight allocation in marine ports. However, the Fund’s underweight allocation to infrastructure modestly detracted from relative performance.

Opportunistic

Outside of the three main allocations of preferred securities, global real estate and global listed infrastructure, the Fund opportunistically invested in several out-of-benchmark stocks, primarily natural resource companies. These holdings had a healthy collective gain in the period and contributed to the Fund’s relative performance.

Impact of Derivatives on Fund Performance

The Fund used derivatives in the form of forward foreign currency exchange contracts to manage currency risk on certain Fund positions denominated in foreign currencies. The currency exchange contracts did not have a material impact on the Fund’s total return for the six-month period ended April 30, 2023.

In an effort to enhance portfolio income, the Fund used options in the form of calls written on a portion of the portfolio’s holdings. Additionally, the Fund invested in binary options (currency and European index options) to manage volatility in certain European holdings. The options did not have a material effect on the Fund’s total return for the six months ended April 30, 2023.

The Fund used total return swap contracts to manage credit risk and used interest-rate “swaptions,” which are options to enter into interest-rate swap contracts, to manage interest-rate risk. The swaptions did not have a material effect on the Fund’s total return for the six months ended April 30, 2023, while the swaps had no impact.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Sincerely,

JON CHEIGH	VINCENT L. CHILDERS
Portfolio Manager	Portfolio Manager

BEN MORTON	WILLIAM F. SCAPELL
Portfolio Manager	Portfolio Manager

ELAINE ZAHARIS-NIKAS	JEFF PALMA
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended April 30, 2023

	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	–9.23%[a]	–6.48%[b]	—	—	—
1 Year (without sales charge)	–4.96%	–5.54%	–4.61%	-5.09%	–4.61%
5 Years (with sales charge)	2.10%[a]	2.38%	—	—	—
5 Years (without sales charge)	3.05%	2.38%	3.41%	2.89%	3.40%
10 Years (with sales charge)	6.29%[a]	6.09%	—	—	—
10 Years (without sales charge)	6.78%	6.09%	7.15%	—	—
Since Inception (with sales charge)[c]	5.77%[a]	5.36%	—	—	—
Since Inception (without sales charge)[c]	6.04%	5.36%	6.42%	5.00%	5.53%

The Fund changed its investment objectives and principal investment strategies on July 1, 2019 and further modified the investment objectives, principal investment strategies and benchmark effective after the close of business on April 30, 2021. The performance above reflects returns achieved pursuant to different investment objectives and principal investment strategies than the investment objectives and strategies currently employed by the Fund. If the Fund’s current strategies had been in place prior to July 1, 2019 and April 30, 2021, as applicable, results shown would have been different.

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the March 1, 2023 prospectus were as follows: Class A—1.78% and 1.06%; Class C—2.43% and 1.71%; Class I—1.43% and 0.71%; Class R—1.93% and 1.21%; and Class Z—1.43% and 0.71%. Through June 30, 2024, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.00% for Class A shares, 1.65% for Class C shares, 0.65% for Class I shares, 1.15% for Class R shares and 0.65% for Class Z shares. This contractual agreement can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

[a]	Reflects a 4.50% front-end sales charge.
[b]	Reflects a contingent deferred sales charge of 1.00%.
[c]	Inception date of August 31, 2005 for Class A, C and I shares and October 1, 2014 for Class R and Z shares.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Performance Review (Unaudited)—(Continued)

Benchmark Descriptions

The Fund changed its investment objectives and principal investment strategies on July 1, 2019 and further modified the investment objectives, principal investment strategies and benchmark effective after the close of business on April 30, 2021. The Blended Benchmark consists of 50% Preferred Blended Benchmark (consists of 60% ICE BofA U.S. IG Institutional Capital Securities Index, 20% ICE BofA Core Fixed Rate Preferred Securities Index and 20% Bloomberg Developed Market USD Contingent Capital Index), 30% Dow Jones Brookfield Global Infrastructure Index, and 20% FTSE EPRA Nareit Developed Real Estate Index (Net). The FTSE EPRA Nareit Developed Real Estate Index (Net) is an unmanaged market-capitalization-weighted total-return index, which consists of publicly traded equity REITs and listed property companies from developed markets and is net of dividend withholding taxes. The Dow Jones Brookfield Global Infrastructure Index is a float-adjusted market-capitalization-weighted index that measures performance of globally domiciled companies that derive more than 70% of their cash flows from infrastructure lines of business. The ICE BofA U.S. IG Institutional Capital Securities Index tracks the performance of U.S. dollar denominated investment grade hybrid capital corporate and preferred securities publicly issued in the U.S. domestic market. The ICE BofA Core Fixed Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market, excluding $1000 par securities. The Bloomberg Developed Market USD Contingent Capital Index includes hybrid capital securities in developed markets with explicit equity conversion or write down loss absorption mechanisms that are based on an issuer’s regulatory capital ratio or other explicit solvency-based triggers. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2022—April 30, 2023.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During Period[a] November 1, 2022— April 30, 2023
Class A
Actual (5.61% return)	$1,000.00	$1,056.10	$5.10
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.84	$5.01

Class C
Actual (5.32% return)	$1,000.00	$1,053.20	$8.40
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.61	$8.25

Class I
Actual (5.78% return)	$1,000.00	$1,057.80	$3.32
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.57	$3.26

Class R
Actual (5.62% return)	$1,000.00	$1,056.20	$5.86
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.09	$5.76

Class Z
Actual (5.77% return)	$1,000.00	$1,057.70	$3.32
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.57	$3.26

[a]

Expenses are equal to the Fund’s Class A, Class C, Class I, Class R and Class Z annualized net expense ratios of 1.00%, 1.65%, 0.65%, 1.15% and 0.65%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

April 30, 2023 Top Ten Holdings[a] (Unaudited)
Security	Value	% of Net Assets

Vinci SA (France)	$1,276,617	2.0
National Grid PLC (United Kingdom)	1,267,845	2.0
American Tower Corp.	1,104,319	1.8
Prologis, Inc.	1,005,382	1.6
Glencore PLC (GBP) (Australia)	900,476	1.4
SBA Communications Corp.	879,721	1.4
Enbridge, Inc. (Canada)	877,244	1.4
TC Energy Corp. (Canada)	850,105	1.4
Sempra Energy	798,130	1.3
Digital Realty Trust, Inc.	749,078	1.2

[a]

Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Strategy Breakdownb

(Unaudited)

[b]	The strategy breakdown is expressed as a percentage of the Fund’s total long-term investments and excludes derivative instruments.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

April 30, 2023 (Unaudited)

		Shares	Value

COMMON STOCK	52.3%
AGRIBUSINESS	0.9%
Bunge Ltd.		3,115	$291,564
Salmar ASA (Norway)		5,573	247,600

			539,164

AIRPORTS	0.9%
Aena SME SA, 144A (Spain)[a,b]		1,588	267,446
Grupo Aeroportuario del Sureste SAB de CV, Class B (Mexico)		9,429	270,119

			537,565

COMMUNICATIONS	4.3%
American Tower Corp.		5,403	1,104,319
Cellnex Telecom SA, 144A (Spain)[a]		11,832	498,175
Crown Castle, Inc.		1,488	183,158
SBA Communications Corp.		3,372	879,721

			2,665,373

DATA CENTERS	1.4%
Digital Realty Trust, Inc.		7,555	749,078
Equinix, Inc.		201	145,540

			894,618

DIVERSIFIED	3.5%
British Land Co., PLC/The (United Kingdom)		15,220	76,682
CapitaLand Ascott Trust (Singapore)[c]		54,709	44,419
CapitaLand Integrated Commercial Trust (Singapore)		21,700	33,135
Capitaland Investment Ltd. (Singapore)		38,400	107,490
Charter Hall Group (Australia)		11,655	86,711
CK Asset Holdings Ltd. (Hong Kong)		12,000	70,957
Cofinimmo SA (Belgium)		384	36,685
Covivio SA (France)		683	38,835
Digital Core REIT Management Pte. Ltd. (Singapore)		110,068	48,028
Hang Lung Properties Ltd. (Hong Kong)		43,000	78,601
ICADE (France)		115	5,401
Ingenia Communities Group (Australia)		27,182	77,473
Japan Metropolitan Fund Invest (Japan)		157	114,958
Land Securities Group PLC (United Kingdom)		4,704	39,917
Link REIT (Hong Kong)		27,739	181,438

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2023 (Unaudited)

		Shares	Value

LXI REIT PLC (United Kingdom)		31,279	$41,488
Merlin Properties Socimi SA (Spain)		10,730	94,873
Mitsubishi Estate Co., Ltd. (Japan)		7,400	91,200
Mitsui Fudosan Co., Ltd. (Japan)		9,800	194,648
Nomura Real Estate Holdings, Inc. (Japan)		4,300	107,152
Stockland (Australia)		31,651	93,825
Sumitomo Realty & Development Co., Ltd. (Japan)		2,857	66,709
Sun Hung Kai Properties Ltd. (Hong Kong)		13,500	187,964
United Urban Investment Corp. (Japan)		107	118,804
Wharf Real Estate Investment Co., Ltd. (Hong Kong)		28,000	161,468

			2,198,861

ELECTRIC	8.1%
Alliant Energy Corp.		3,684	203,136
CenterPoint Energy, Inc.		15,821	482,066
Constellation Energy Corp.		1,818	140,713
DTE Energy Co.		1,722	193,570
Enel SpA (Italy)		16,540	113,003
Evergy, Inc.		2,690	167,076
Exelon Corp.		15,376	652,557
Hydro One Ltd., 144A (Canada)[a]		7,963	233,215
National Grid PLC (United Kingdom)		88,426	1,267,845
NextEra Energy, Inc.		1,639	125,597
Orsted A/S, 144A (Denmark)[a]		1,573	141,177
PG&E Corp.[b]		28,053	479,987
Power Assets Holdings Ltd. (Hong Kong)		12,500	71,429
PPL Corp.		14,131	405,842
Public Service Enterprise Group, Inc.		3,278	207,170
Xcel Energy, Inc.		2,592	181,207

			5,065,590

ENERGY	0.8%
Shell PLC (Netherlands)		4,609	141,626
Suncor Energy, Inc. (Canada)		9,167	287,016
Tidewater Renewables Ltd. (Canada)[b]		10,437	67,020

			495,662

GAS DISTRIBUTION	2.6%
ENN Energy Holdings Ltd., (H shares) (China)		24,400	334,563
NiSource, Inc.		17,007	484,020

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2023 (Unaudited)

		Shares	Value

Sempra Energy		5,133	$798,130

			1,616,713

GLOBAL HYBRID FUNDS	0.7%
Blackrock ESG Capital Allocation Trust		29,022	450,422

GOLD	0.8%
Agnico Eagle Mines Ltd. (Canada)		9,333	529,457

HEALTH CARE	1.5%
Healthcare Realty Trust, Inc., Class A		5,835	115,416
HealthCo REIT (Australia)		55,827	49,316
Parkway Life Real Estate Investment Trust (Singapore)		25,026	72,886
Welltower, Inc.		9,258	733,419

			971,037

HOTEL	0.7%
Invincible Investment Corp. (Japan)		271	117,006
Japan Hotel REIT Investment Corp. (Japan)		152	85,879
Pandox AB (Sweden)		3,381	40,286
Xenia Hotels & Resorts, Inc.		14,069	178,114

			421,285

INDUSTRIAL	3.1%
Americold Realty Trust, Inc.		8,984	265,837
ARGAN SA (France)		333	25,980
Catena AB (Sweden)		2,034	78,025
Daiwa House REIT Investment Corp. (Japan)		35	74,468
Goodman Group (Australia)		7,436	95,862
Mitsui Fudosan Logistics Park, Inc. (Japan)		16	60,121
Nippon Prologis REIT, Inc. (Japan)		38	86,567
Prologis, Inc.		8,027	1,005,382
Segro PLC (United Kingdom)		10,950	115,281
Urban Logistics REIT PLC (United Kingdom)		33,435	59,415
Warehouses De Pauw CVA (Belgium)		2,098	62,734

			1,929,672

INDUSTRIAL OFFICE	0.4%
CapitaLand Ascendas REIT (Singapore)		17,700	38,089
Castellum AB (Sweden)		2,788	33,891
Dexus (Australia)		10,347	53,628

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2023 (Unaudited)

		Shares	Value

Frasers Logistics & Commercial Trust (Singapore)		54,600	$55,416
Sirius Real Estate Ltd. (Germany)		53,775	54,437

			235,461

MARINE PORTS	0.6%
International Container Terminal Services, Inc. (Philippines)		14,210	55,727
Koninklijke Vopak NV (Netherlands)		6,867	262,378
Santos Brasil Participacoes SA (Brazil)		54,276	92,059

			410,164

METALS & MINING	1.4%
Glencore PLC (GBP) (Australia)[b]		152,555	900,476

MIDSTREAM	7.4%
Cheniere Energy, Inc.		4,497	688,041
DT Midstream, Inc.		2,019	99,476
Enbridge, Inc. (Canada)		22,063	877,244
Keyera Corp. (Canada)		15,347	361,119
Kinder Morgan, Inc.		5,498	94,291
ONEOK, Inc.		5,275	345,038
Pembina Pipeline Corp. (Canada)		19,649	646,821
Targa Resources Corp.		7,268	548,952
TC Energy Corp. (Canada)		20,454	850,105
Williams Cos., Inc./The		2,779	84,092

			4,595,179

MLP FUNDS	0.7%
Kayne Anderson Energy Infrastructure Fund		48,910	410,844

OFFICE	0.4%
Cousins Properties, Inc.		3,196	69,705
Great Portland Estates PLC (United Kingdom)		5,576	37,386
Highwoods Properties, Inc.		5,738	131,515

			238,606

RAILWAYS	0.8%
Canadian Pacific Kansas City Ltd. (Canada)		1,345	106,024
CSX Corp.		5,213	159,726
Union Pacific Corp.		452	88,456
West Japan Railway Co. (Japan)		3,100	134,360

			488,566

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2023 (Unaudited)

		Shares	Value

RESIDENTIAL	3.3%
Advance Residence Investment Corp. (Japan)		46	$119,352
Apartment Income REIT Corp.		6,304	233,122
Camden Property Trust		2,005	220,650
Canadian Apartment Properties REIT (Canada)		893	32,712
Essex Property Trust, Inc.		247	54,273
Invitation Homes, Inc.		15,777	526,478
LEG Immobilien SE (Germany)		2,706	168,430
Mid-America Apartment Communities, Inc.		1,775	272,995
Sun Communities, Inc.		1,459	202,699
TAG Immobilien AG (Germany)		6,935	59,384
UDR, Inc.		4,307	178,008
UNITE Group PLC/The (United Kingdom)		1,924	23,216

			2,091,319

RETAIL	2.7%
Eurocommercial Properties NV (Netherlands)		1,601	38,395
Kite Realty Group Trust		14,465	299,715
Klepierre SA (France)		6,897	174,702
Realty Income Corp.		7,095	445,850
RioCan Real Estate Investment Trust (Canada)		6,467	100,142
Simon Property Group, Inc.		4,304	487,729
Spirit Realty Capital, Inc.		3,163	121,649
Unibail-Rodamco-Westfield (France)[b]		181	9,681

			1,677,863

SELF STORAGE	1.0%
Extra Space Storage, Inc.		949	144,286
Life Storage, Inc.		647	86,944
National Storage REIT (Australia)		34,290	57,113
Public Storage		882	260,040
Safestore Holdings PLC (United Kingdom)		7,306	91,071

			639,454

TOLL ROADS	3.2%
Atlas Arteria Ltd. (Australia)[c]		54,367	236,378
CCR SA (Brazil)		27,687	75,326
Eiffage SA (France)		982	116,881
Transurban Group (Australia)[c]		12,937	129,025

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2023 (Unaudited)

		Shares	Value

Vinci SA (France)		10,321	$1,276,617
Zhejiang Expressway Co., Ltd., (H Shares) (China)		172,000	142,736

			1,976,963

TRANSPORT LOGISTICS	0.3%
Qube Holdings Ltd. (Australia)		86,480	176,920

WATER	0.8%
Essential Utilities, Inc.		7,935	338,825
Guangdong Investment Ltd., (H shares) (China)		150,000	143,396

			482,221

TOTAL COMMON STOCK (Identified cost—$30,622,442)			32,639,455

PREFERRED SECURITIES—EXCHANGE-TRADED	7.0%
BANKING	3.2%
Bank of America Corp., 6.00%, Series GGd		2,931	72,982
Bank of America Corp., 5.875%, Series HHd		5,402	134,402
Bank of America Corp., 5.375%, Series KKd		2,946	69,761
Bank of America Corp., 4.375%, Series NNd		7,568	147,198
Bank of America Corp., 4.125%, Series PPd		10,502	192,502
Bank of America Corp., 4.25%, Series QQd		8,159	154,124
Bank of America Corp., 4.75%, Series SSd		4,938	103,204
Dime Community Bancshares, Inc., 5.50%[d]		3,020	50,887
JPMorgan Chase & Co., 4.75%, Series GGd		4,275	95,845
Morgan Stanley, 4.25%, Series Od		6,871	134,053
Morgan Stanley, 6.50%, Series Pd		2,609	68,199
Truist Financial Corp., 4.75%, Series Rd		4,307	92,557
U.S. Bancorp, 6.28% (3 Month US LIBOR + 1.02%, Floor 3.50%), Series A (FRN)[d,e]		68	52,190
Wells Fargo & Co., 4.70%, Series AAd		6,097	120,477
Wells Fargo & Co., 4.375%, Series CCd		4,250	77,562
Wells Fargo & Co., 4.25%, Series DDd		4,772	85,228
Wells Fargo & Co., 5.625%, Series Yd		2,897	68,514
Wells Fargo & Co., 4.75%, Series Zd		13,318	267,958

			1,987,643

FINANCIAL SERVICES	0.4%
Carlyle Finance LLC, 4.625%, due 5/15/61		2,551	48,163
Oaktree Capital Group LLC, 6.55%, Series Bd		7,222	161,556

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2023 (Unaudited)

		Shares	Value

Synchrony Financial, 5.625%, Series Ad		423	$7,170

			216,889

INSURANCE	1.7%
AEGON Funding Co. LLC, 5.10%, due 12/15/49 (Netherlands)		4,044	89,898
Allstate Corp./The, 5.10%, Series Hd		1,971	47,008
Arch Capital Group Ltd., 4.55%, Series Gd		5,784	110,937
Athene Holding Ltd., 6.375% to 6/30/25, Series Cd,f		2,028	45,731
Athene Holding Ltd., 4.875%, Series Dd		9,556	159,681
Athene Holding Ltd., 7.75% to 12/30/27, Series Ed,f		4,652	114,997
Brighthouse Financial, Inc., 5.375%, Series Cd		3,124	54,514
CNO Financial Group, Inc., 5.125%, due 11/25/60		1,296	20,464
Equitable Holdings, Inc., 5.25%, Series Ad		1,004	21,556
Kemper Corp., 5.875% to 3/15/27, due 3/15/62[f]		761	14,687
Lincoln National Corp., 9.00%, Series Dd		4,062	107,115
Reinsurance Group of America, Inc., 7.125% to 10/15/27, due 10/15/52[f]		4,366	114,608
RenaissanceRe Holdings Ltd., 5.75%, Series F (Bermuda)[d]		2,297	55,496
RenaissanceRe Holdings Ltd., 4.20%, Series G (Bermuda)[d]		5,222	95,719

			1,052,411

PIPELINES	0.4%
Enbridge, Inc., 5.949% to 6/1/23, Series 1 (Canada)[d,f]		2,156	49,243
Enbridge, Inc., 5.858% to 9/1/27, Series L (Canada)[d,f]		1,937	39,127
Energy Transfer LP, 7.60% to 5/15/24, Series Ed,f		6,122	141,541
TC Energy Corp., 3.351% to 11/30/25, Series 11 (Canada)[d,f]		3,054	37,757

			267,668

REAL ESTATE	0.1%
Brookfield Property Partners LP, 5.75%, Series Ad		4,462	55,775
Brookfield Property Preferred LP, 6.25%, due 7/26/81		990	14,870

			70,645

TELECOMMUNICATIONS	0.3%
AT&T, Inc., 5.35%, due 11/1/66		3,689	87,503
Telephone and Data Systems, Inc., 6.00%, Series VVd		4,783	64,236
United States Cellular Corp., 5.50%, due 3/1/70		486	7,353
United States Cellular Corp., 5.50%, due 6/1/70		1,705	26,001

			185,093

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2023 (Unaudited)

		Shares	Value

UTILITIES	0.9%
Algonquin Power & Utilities Corp., 6.20% to 7/1/24, due 7/1/79, Series 19-A (Canada)[f]		3,707	$84,816
Brookfield BRP Holdings Canada, Inc., 4.625% (Canada)[d]		2,618	42,202
Brookfield BRP Holdings Canada, Inc., 4.875% (Canada)[d]		2,422	39,212
Brookfield Infrastructure Finance ULC, 5.00%, due 5/24/81 (Canada)		1,861	32,121
Brookfield Infrastructure Partners LP, 5.125%, Series 13 (Canada)[d]		9,106	162,087
CMS Energy Corp., 5.625%, due 3/15/78		2,918	73,096
SCE Trust V, 5.45% to 3/15/26, Series K (TruPS)[d,f]		6,561	146,179

			579,713

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED (Identified cost—$4,718,504)			4,360,062

		Principal Amount

PREFERRED SECURITIES—OVER-THE-COUNTER	38.5%
BANKING	23.2%
Abanca Corp. Bancaria SA, 6.00% to 1/20/26 (Spain)[d,f,g,h]		$200,000	181,589
Banco de Sabadell SA, 9.375% to 7/18/28 (Spain)[d,f,g,h]		200,000	204,953
Banco Mercantil del Norte SA/Grand Cayman, 6.625% to 1/24/32, 144A (Mexico)[a,d,f,h]		200,000	162,200
Bank of America Corp., 4.375% to 1/27/27, Series RRd,f		36,000	30,780
Bank of America Corp., 5.875% to 3/15/28, Series FFd,f		198,000	179,437
Bank of America Corp., 6.10% to 3/17/25, Series AAd,f		205,000	201,669
Bank of America Corp., 6.125% to 4/27/27, Series TTd,f		145,000	140,949
Bank of America Corp., 6.25% to 9/5/24, Series Xd,f		409,000	400,861
Bank of America Corp., 6.30% to 3/10/26, Series DDd,f		74,000	74,892
Bank of America Corp., 6.50% to 10/23/24, Series Zd,f		140,000	139,919
Bank of Ireland Group PLC, 7.50% to 5/19/25 (Ireland)[d,f,g,h]		200,000	216,053
Bank of New York Mellon Corp./The, 3.75% to 12/20/26, Series Id,f		20,000	16,763
Bank of Nova Scotia/The, 4.90% to 6/4/25 (Canada)[d,f]		140,000	128,442
Bank of Nova Scotia/The, 8.625% to 10/27/27, due 10/27/82 (Canada)[f]		200,000	205,210
Barclays Bank PLC, 6.278% to 12/15/34 (United Kingdom)[d,f]		110,000	105,402
Barclays PLC, 6.125% to 12/15/25 (United Kingdom)[d,f,h]		200,000	172,030

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2023 (Unaudited)

	Principal Amount		Value

Barclays PLC, 8.00% to 6/15/24 (United Kingdom)[d,f,h]	$200,000		$184,980
Barclays PLC, 8.00% to 3/15/29 (United Kingdom)[d,f,h]	200,000		175,680
BNP Paribas SA, 4.625% to 1/12/27, 144A (France)[a,d,f,h]	200,000		157,480
BNP Paribas SA, 7.75% to 8/16/29, 144A (France)[a,d,f,h]	400,000		383,000
BNP Paribas SA, 9.25% to 11/17/27, 144A (France)[a,d,f,h]	200,000		206,180
CaixaBank SA, 5.875% to 10/9/27 (Spain)[d,f,g,h]	200,000		196,689
Capital One Financial Corp., 3.95% to 9/1/26, Series Md,f	41,000		30,346
Charles Schwab Corp./The, 4.00% to 12/1/30, Series Hd,f	332,000		255,640
Charles Schwab Corp./The, 4.00% to 6/1/26, Series Id,f	540,000		453,611
Charles Schwab Corp./The, 5.375% to 6/1/25, Series Gd,f	141,000		134,919
Citigroup, Inc., 3.875% to 2/18/26[d,f]	307,000		262,869
Citigroup, Inc., 4.00% to 12/10/25, Series Wd,f	153,000		133,661
Citigroup, Inc., 5.00% to 9/12/24, Series Ud,f	79,000		74,260
Citigroup, Inc., 5.95% to 5/15/25, Series Pd,f	243,000		228,120
Citigroup, Inc., 6.25% to 8/15/26, Series Td,f	121,000		118,976
Citigroup, Inc., 7.375% to 5/15/28[d,f]	170,000		168,300
Citizens Financial Group, Inc., 5.65% to 10/6/25, Series Fd,f	69,000		62,631
CoBank ACB, 6.45% to 10/1/27, Series Kd,f	130,000		122,840
Comerica, Inc., 5.625% to 7/1/25[d,f]	34,000		28,783
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)[a,d,f,h]	200,000		192,410
Credit Agricole SA, 7.25% to 9/23/28, Series EMTN (France)[d,f,g,h]	100,000		107,856
Credit Suisse Group AG, 5.25% to 2/11/27, 144A Claim (Switzerland)[a,b,d,f,h,i]	200,000		7,500
Credit Suisse Group AG, 6.375% to 8/21/26, 144A Claim (Switzerland)[a,b,d,f,h,i]	200,000		7,500
Danske Bank A/S, 7.00% to 6/26/25 (Denmark)[d,f,g,h]	200,000		187,401
Deutsche Bank AG, 6.00% to 10/30/25, Series 2020 (Germany)[d,f,h]	200,000		149,980
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)[d,f,h]	200,000		164,856
Deutsche Bank AG, 10.00% to 12/1/27 (Germany)[d,f,g,h]	200,000		207,147
DNB Bank ASA, 4.875% to 11/12/24 (Norway)[d,f,g,h]	200,000		187,375
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A (TruPS)[a]	100,000		106,274
Farm Credit Bank of Texas, 5.70% to 9/15/25, Series 4, 144Aa,d,f	175,000		154,000
First Horizon Bank, 6.048% (3 Month US LIBOR + 0.85%, Floor 3.75%), 144A (FRN)[a,d,e]	125	†	99,375
Goldman Sachs Capital I, 6.345%, due 2/15/34 (TruPS)	145,000		150,752

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2023 (Unaudited)

	Principal Amount	Value

Goldman Sachs Group, Inc./The, 3.65% to 8/10/26, Series Ud,f	$122,000	$99,964
Goldman Sachs Group, Inc./The, 3.80% to 5/10/26, Series Td,f	105,000	87,150
Goldman Sachs Group, Inc./The, 4.125% to 11/10/26, Series Vd,f	42,000	35,258
HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30, 144A (United Kingdom)[a,d,f]	165,000	202,054
HSBC Holdings PLC, 4.60% to 12/17/30 (United Kingdom)[d,f,h]	400,000	303,250
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom)[d,f,h]	200,000	189,800
HSBC Holdings PLC, 8.00% to 3/7/28 (United Kingdom)[d,f,h]	200,000	199,000
Huntington Bancshares, Inc./OH., 5.625% to 7/15/30, Series Fd,f	50,000	44,851
ING Groep N.V., 4.875% to 5/16/29 (Netherlands)[d,f,g,h]	200,000	152,402
ING Groep N.V., 5.75% to 11/16/26 (Netherlands)[d,f,h]	200,000	174,338
ING Groep N.V., 7.50% to 5/16/28 (Netherlands)[d,f,g,h]	200,000	182,875
Intesa Sanpaolo SpA, 7.70% to 9/17/25, 144A (Italy)[a,d,f,h]	400,000	364,950
JPMorgan Chase & Co., 5.00% to 8/1/24, Series FFd,f	40,000	38,360
JPMorgan Chase & Co., 6.10% to 10/1/24, Series Xd,f	55,000	54,455
JPMorgan Chase & Co., 6.125% to 4/30/24, Series Ud,f	70,000	69,475
JPMorgan Chase & Co., 6.75% to 2/1/24, Series Sd,f	73,000	72,958
Julius Baer Group Ltd., 6.875% to 6/9/27 (Switzerland)[d,f,g,h]	400,000	342,911
KeyCorp Capital III, 7.75%, due 7/15/29 (TruPS)	150,000	149,631
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)[d,f,h]	200,000	190,118
Lloyds Banking Group PLC, 8.00% to 9/27/29 (United Kingdom)[d,f,h]	400,000	366,800
Natwest Group PLC, 6.00% to 12/29/25 (United Kingdom)[d,f,h]	200,000	187,980
Natwest Group PLC, 8.00% to 8/10/25 (United Kingdom)[d,f,h]	200,000	198,233
Nordea Bank Abp, 6.625% to 3/26/26, 144A (Finland)[a,d,f,h]	200,000	188,294
PNC Financial Services Group, Inc./The, 6.20% to 9/15/27, Series Vd,f	182,000	171,846
PNC Financial Services Group, Inc./The, 6.25% to 3/15/30, Series Wd,f	190,000	174,610
Societe Generale SA, 6.75% to 4/6/28, 144A (France)[a,d,f,h]	200,000	156,968
Societe Generale SA, 7.875% to 1/18/29, Series EMTN (France)[d,f,g,h]	100,000	99,905
Societe Generale SA, 8.00% to 9/29/25, 144A (France)[a,d,f,h]	200,000	186,774
Societe Generale SA, 9.375% to 11/22/27, 144A (France)[a,d,f,h]	200,000	190,380
Standard Chartered PLC, 4.75% to 1/14/31, 144A (United Kingdom)[a,d,f,h]	200,000	140,600

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2023 (Unaudited)

		Principal Amount	Value

Toronto-Dominion Bank/The, 8.125% to 10/31/27, due 10/31/82 (Canada)[f]		$200,000	$204,206
Truist Financial Corp., 4.95% to 9/1/25, Series Pd,f		33,000	31,089
Truist Financial Corp., 5.10% to 3/1/30, Series Qd,f		138,000	122,415
UBS Group AG, 4.875% to 2/12/27, 144A (Switzerland)[a,d,f,h]		200,000	156,000
UBS Group AG, 5.125% to 7/29/26 (Switzerland)[d,f,g,h]		200,000	171,500
UniCredit SpA, 8.00% to 6/3/24 (Italy)[d,f,g,h]		200,000	194,187
US Bancorp, 5.30% to 4/15/27, Series Jd,f		128,000	108,800
Wells Fargo & Co., 3.90% to 3/15/26, Series BBd,f		705,000	613,926
Wells Fargo & Co., 5.875% to 6/15/25, Series Ud,f		172,000	168,684

			14,449,537

ENERGY	1.0%
BP Capital Markets PLC, 4.375% to 6/22/25 (United Kingdom)[d,f]		255,000	245,262
BP Capital Markets PLC, 4.875% to 3/22/30 (United Kingdom)[d,f]		435,000	401,029

			646,291

FINANCIAL SERVICES	0.8%
Aircastle Ltd., 5.25% to 6/15/26, Series A, 144Aa,d,f		60,000	43,837
Ally Financial, Inc., 4.70% to 5/15/28, Series Cd,f		147,000	103,635
American Express Co., 3.55% to 9/15/26[d,f]		147,000	123,874
Ares Finance Co. III LLC, 4.125% to 6/30/26, due 6/30/51, 144Aa,f		165,000	125,527
ILFC E-Capital Trust II, 6.798% (30 Year CMT + 1.80%), due 12/21/65, 144A (FRN) (TruPS)[a,e]		110,000	71,912

			468,785

INSURANCE	6.0%
Aegon NV, 5.50% to 4/11/28, due 4/11/48 (Netherlands)[f]		200,000	194,382
Aegon NV, 5.625% to 4/15/29 (Netherlands)[d,f,g,h]		200,000	198,276
Allianz SE, 3.50% to 11/17/25, 144A (Germany)[a,d,f,h]		200,000	163,735
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48[f]		160,000	153,378
AXA SA, 6.379% to 12/14/36, 144A (France)[a,d,f]		100,000	103,757
AXA SA, 8.60%, due 12/15/30 (France)		60,000	72,672
AXIS Specialty Finance LLC, 4.90% to 1/15/30, due 1/15/40[f]		55,000	44,404
CNP Assurances, 4.875% to 10/7/30 (France)[d,f,g,h]		200,000	150,167

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2023 (Unaudited)

		Principal Amount	Value

CNP Assurances, 5.25% to 1/18/33, due 7/18/53 (France) Series EMTN[f,g]		$100,000	$105,092
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52, 144Aa,f		160,000	145,157
Enstar Finance LLC, 5.50% to 1/15/27, due 1/15/42[f]		145,000	104,585
Enstar Finance LLC, 5.75% to 9/1/25, due 9/1/40[f]		130,000	109,149
Equitable Holdings, Inc., 4.95% to 9/15/25, Series Bd,f		110,000	100,519
Global Atlantic Fin Co., 4.70% to 7/15/26, due 10/15/51, 144Aa,f		128,000	102,453
Hartford Financial Services Group, Inc./The, 6.989% (3 Month US LIBOR + 2.125%), due 2/12/47, Series ICON, 144A (FRN)[a,e]		100,000	81,750
Lancashire Holdings Ltd., 5.625% to 3/18/31, due 9/18/41 (United Kingdom)[f,g]		200,000	165,982
Liberty Mutual Group, Inc., 4.125% to 9/15/26, due 12/15/51, 144Aa,f		146,000	117,926
Lincoln National Corp., 9.25% to 12/1/27, Series Cd,f		53,000	53,464
Markel Corp., 6.00% to 6/1/25[d,f]		55,000	53,508
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A (TruPS)[a]		100,000	105,732
MetLife, Inc., 9.25%, due 4/8/38, 144Aa		300,000	353,659
MetLife, Inc., 10.75%, due 8/1/39		70,000	91,198
Phoenix Group Holdings PLC, 5.625% to 1/29/25 (United Kingdom)[d,f,g,h]		200,000	172,970
Prudential Financial, Inc., 5.125% to 11/28/31, due 3/1/52[f]		115,000	104,283
Prudential Financial, Inc., 6.00% to 6/1/32, due 9/1/52[f]		130,000	125,127
Prudential Financial, Inc., 6.75% to 12/1/32, due 3/1/53[f]		70,000	70,322
QBE Insurance Group Ltd., 5.875% to 5/12/25, 144A (Australia)[a,d,f]		200,000	189,337
SBL Holdings, Inc., 6.50% to 11/13/26, 144Aa,d,f		150,000	87,703
SBL Holdings, Inc., 7.00% to 5/13/25, 144Aa,d,f		140,000	91,000
Zurich Finance Ireland Designated Activity Co., 3.00% to 1/19/31, due 4/19/51, Series EMTN (Switzerland)[f,g]		200,000	157,000

			3,768,687

PIPELINES	2.4%
Enbridge, Inc., 5.75% to 4/15/30, due 7/15/80, Series 20-A (Canada)[f]		180,000	165,080

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2023 (Unaudited)

		Principal Amount	Value

Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)[f]		$300,000	$280,600
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)[f]		80,000	72,305
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)[f]		92,000	91,310
Enbridge, Inc., 7.625% to 10/15/32, due 1/15/83 (Canada)[f]		98,000	100,066
Energy Transfer LP, 6.50% to 11/15/26, Series Hd,f		120,000	106,500
Energy Transfer LP, 7.125% to 5/15/30, Series Gd,f		200,000	169,000
Enterprise Products Operating LLC, 7.858% (3 Month US LIBOR + 2.986%), due 8/16/77, Series D (FRN)[e]		18,000	17,145
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)[f]		283,000	240,847
Transcanada Trust, 5.60% to 12/7/31, due 3/7/82 (Canada)[f]		122,000	103,308
Transcanada Trust, 5.625% to 5/20/25, due 5/20/75 (Canada)[f]		105,000	98,460
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)[f]		80,000	75,940

			1,520,561

REAL ESTATE	0.9%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80, 144A (Australia)[a,f]		400,000	360,540
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80, 144A (Australia)[a,f]		200,000	169,047

			529,587

TELECOMMUNICATIONS	0.5%
Telefonica Europe BV, 6.135% to 2/3/30 (Spain)[d,f,g]		100,000	106,992
Vodafone Group PLC, 6.25% to 7/3/24, due 10/3/78 (United Kingdom)[f,g]		200,000	195,816

			302,808

UTILITIES	3.7%
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)[f]		335,000	271,312
American Electric Power Co., Inc., 3.875% to 11/15/26, due 2/15/62[f]		215,000	173,145
CMS Energy Corp., 3.75% to 9/1/30, due 12/1/50[f]		40,000	30,191
CMS Energy Corp., 4.75% to 3/1/30, due 6/1/50[f]		91,000	79,852
Dominion Energy, Inc., 4.35% to 1/15/27, Series Cd,f		247,000	208,715
Edison International, 5.00% to 12/15/26, Series Bd,f		185,000	158,603
Edison International, 5.375% to 3/15/26, Series Ad,f		203,000	181,284

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2023 (Unaudited)

		Principal Amount	Value

Electricite de France SA, 5.625% to 1/22/24, 144A (France)[a,d,f]		$100,000	$96,669
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)[f]		348,000	332,745
Enel SpA, 6.625% to 4/16/31, Series EMTN (Italy)[d,f,g]		100,000	110,877
NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, due 5/1/79[f]		60,000	54,480
Sempra Energy, 4.125% to 1/1/27, due 4/1/52[f]		160,000	129,859
Sempra Energy, 4.875% to 10/15/25[d,f]		215,000	202,715
Southern Co./The, 3.75% to 6/15/26, due 9/15/51, Series 21-Af		173,000	147,651
Southern Co./The, 4.00% to 10/15/25, due 1/15/51, Series Bf		140,000	131,894

			2,309,992

TOTAL PREFERRED SECURITIES—OVER-THE-COUNTER (Identified cost—$26,139,226)			23,996,248

CORPORATE BONDS—BANKING	0.4%
Comerica, Inc., 4.00%, due 2/1/29		36,000	30,817
Intesa Sanpaolo SpA, 8.248% to 11/21/32, due 11/21/33, 144A (Italy)[a,f]		200,000	215,033

TOTAL CORPORATE BONDS (Identified cost—$228,817)			245,850

		Shares
SHORT-TERM INVESTMENTS	1.3%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 4.76%[j]		821,005	821,005

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$821,005)			821,005

TOTAL INVESTMENTS IN SECURITIES
(Identified cost—$62,529,994)	99.5%		62,062,620
WRITTEN OPTION CONTRACTS
(Premiums received—$58,555)	(0.2)		(108,248)
OTHER ASSETS IN EXCESS OF LIABILITIES	0.7		416,707

NET ASSETS	100.0%		$62,371,079

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2023 (Unaudited)

Over-the-Counter Option Contracts

Written Options

Description	Counterparty	Exercise Price($)	Expiration Date	Number of Contracts	Notional Amount[k]	Premiums Received	Value
Call—Aena SME SA	Goldman Sachs International	EUR 143.753	5/19/23	(357)	$(60,148)	$(1,265)	$(2,388)
Call—Agnico Eagle Mines Ltd.	Goldman Sachs International	CAD 78.788	5/19/23	(2,030)	(115,161)	(2,070)	(2,241)
Call—Alliant Energy Corp.	Goldman Sachs International	55.233	5/19/23	(496)	(27,349)	(634)	(619)
Call—American Tower Corp.	Goldman Sachs International	222.27	5/19/23	(909)	(185,791)	(2,576)	(331)
Call—Canadian Pacific Railway Ltd.	Goldman Sachs International	CAD 109.091	5/19/23	(257)	(20,259)	(510)	(200)
Call—Cellnex Telecom SA	Goldman Sachs International	EUR 37.415	5/19/23	(3,397)	(142,876)	(2,169)	(5,460)
Call—Centerpoint Energy, Inc.	Goldman Sachs International	30.087	5/19/23	(2,742)	(83,549)	(1,428)	(2,016)
Call—Cheniere Energy, Inc.	Goldman Sachs International	160.329	5/19/23	(677)	(103,581)	(2,101)	(893)
Call—Crown Castle, Inc.	Goldman Sachs International	145.891	5/19/23	(891)	(109,673)	(1,386)	(4)
Call—CSX Corp.	Goldman Sachs International	30.911	5/19/23	(1,431)	(43,846)	(955)	(730)
Call—Digital Realty Trust, Inc.	Goldman Sachs International	114.909	5/19/23	(1,405)	(139,306)	(2,414)	(75)
Call—Eiffage SA	Goldman Sachs International	EUR 100.299	5/19/23	(294)	(34,955)	(744)	(1,781)
Call—Enbridge, Inc.	Goldman Sachs International	CAD 51.013	5/19/23	(4,595)	(182,701)	(3,320)	(7,863)
Call—Enel SpA	Goldman Sachs International	EUR 5.554	5/19/23	(6,546)	(44,714)	(770)	(4,768)
Call—Exelon Corp.	Goldman Sachs International	43.585	5/19/23	(3,262)	(138,439)	(3,338)	(1,225)
Call—Hydro One Ltd.	Goldman Sachs International	CAD 38.106	5/19/23	(1,545)	(45,249)	(763)	(2,077)
Call—National Grid PLC	Goldman Sachs International	GBP 10.707	5/19/23	(18,412)	(264,829)	(5,705)	(18,428)
Call—Nextera Energy, Inc.	Goldman Sachs International	79.786	5/19/23	(319)	(24,445)	(586)	(156)
Call—Pembina Pipeline Corp.	Goldman Sachs International	CAD 43.374	5/19/23	(4,074)	(134,111)	(2,972)	(5,137)
Call—Prologies, Inc.	Goldman Sachs International	130.627	5/19/23	(1,809)	(226,577)	(2,763)	(1,718)

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2023 (Unaudited)

Over-the-Counter Option Contracts (Continued)

Written Options

Description	Counterparty	Exercise Price($)	Expiration Date	Number of Contracts	Notional Amount[k]	Premiums Received	Value
Call—Public Service Enterprise GP	Goldman Sachs International	60.819	5/19/23	(670)	$(42,344)	$(928)	$(1,988)
Call—Realty Income Corp.	Goldman Sachs International	64.891	5/19/23	(884)	(55,551)	(759)	(272)
Call—Segro PLC	Goldman Sachs International	GBP 8.028	5/19/23	(1,173)	(12,306)	(215)	(677)
Call—Sempra Energy	Goldman Sachs International	149.555	5/19/23	(1,052)	(163,575)	(3,789)	(7,973)
Call—Simon Property Group, Inc.	Goldman Sachs International	118.726	5/19/23	(825)	(93,489)	(1,151)	(915)
Call—Targa Resources Corp.	Goldman Sachs International	74.622	5/19/23	(1,466)	(110,727)	(2,101)	(4,075)
Call—TC Energy Corp.	Goldman Sachs International	CAD 52.882	5/19/23	(4,250)	(176,638)	(3,395)	(11,848)
Call—Union Pacific Corp.	Goldman Sachs International	202.285	5/19/23	(87)	(17,026)	(392)	(127)
Call—Vinci SA	Goldman Sachs International	EUR 104.546	5/19/23	(2,363)	(292,145)	(6,909)	(21,704)
Call—Williiams Cos, Inc.	Goldman Sachs International	29.939	5/19/23	(620)	(18,761)	(447)	(559)
				(68,838)	$(3,110,121)	$(58,555)	$(108,248)

Over-the-Counter Total Return Swap Contracts

Counterparty	Notional Amount	Fixed Payable Rate	Fixed Payment Frequency	Underlying Reference Entity		Position	Maturity Date	Value	Premiums Paid	Unrealized Appreciation (Depreciation)
BNP Paribas	$ 100,175	0.25%	Monthly	BNPXCHY5 Index	[l]	Short	5/15/24	$(372)	$(100)	$(472)
BNP Paribas	EUR 100,152	0.30%	Monthly	BNPXCEX5 Index	[m]	Short	5/15/24	(323)	(121)	(444)
								$(695)	$(221)	$(916)

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2023 (Unaudited)

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	CAD	50,391	USD	37,267	5/3/23	$73
Brown Brothers Harriman	EUR	1,472,240	USD	1,602,857	5/3/23	(19,405)
Brown Brothers Harriman	EUR	138,386	USD	151,257	5/3/23	(1,231)
Brown Brothers Harriman	USD	37,175	CAD	50,391	5/3/23	19
Brown Brothers Harriman	USD	1,776,263	EUR	1,610,626	5/3/23	(1,513)
Brown Brothers Harriman	CAD	51,185	USD	37,780	6/2/23	(22)
Brown Brothers Harriman	EUR	1,598,172	USD	1,765,437	6/2/23	1,366
						$(20,713)

Glossary of Portfolio Abbreviations

CAD	Canadian Dollar
CMT	Constant Maturity Treasury
EMTN	Euro Medium Term Note
EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
TruPS	Trust Preferred Securities
USD	United States Dollar

Note:	Percentages indicated are based on the net assets of the Fund.
†	Represents shares.
[a]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $6,826,726 which represents 10.9% of the net assets of the Fund, of which 0.0% are illiquid.

[b]	Non-income producing security.
[c]	Stapled security. A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2023 (Unaudited)

[d]	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
[e]	Variable rate. Rate shown is in effect at April 30, 2023.
[f]	Security converts to floating rate after the indicated fixed-rate coupon period.
[g]

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $3,996,015 which represents 6.4% of the net assets of the Fund, of which 0.2% are illiquid.

[h]

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $8,475,272 or 13.6% of the net assets of the Fund.

[i]	Security is in default.
[j]	Rate quoted represents the annualized seven-day yield.
[k]	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.
[l]	The index intends to track the performance of the CDX.NA HY.
[m]	The index intends to track the performance of the iTraxx Crossover CDS.

Country Summary	% of Net Assets
United States	49.8
Canada	11.1
United Kingdom	8.9
France	6.2
Australia	4.3
Spain	2.5
Netherlands	2.3
Japan	2.2
Italy	1.6
Germany	1.6
Switzerland	1.4
Hong Kong	1.2
China	1.0
Norway	0.7
Mexico	0.7
Singapore	0.6
Denmark	0.5
Other (includes short-term investments)	3.4

100.0

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2023 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$62,529,994)	$62,062,620
Foreign currency, at value (Identified cost—$282,424)	282,870
Receivable for:
Investment securities sold	565,230
Dividends and interest	472,499
Fund shares sold	115,592
Unrealized appreciation on forward foreign currency exchange contracts	1,458
Due from investment advisor	5,509
Other assets	954

Total Assets	63,506,732

LIABILITIES:
Written option contracts, at value (Premiums received—$58,555)	108,248
Total return swap contracts, at value (Premiums paid—$221)	695
Unrealized depreciation on forward foreign currency exchange contracts	22,171
Payable for:
Investment securities purchased	432,818
Fund shares redeemed	306,712
Dividends and distributions declared	21,602
Shareholder servicing fees	12,843
Administration fees	1,028
Distribution fees	635
Directors’ fees	547
Other liabilities	228,354

Total Liabilities	1,135,653

NET ASSETS	$62,371,079

NET ASSETS consist of:
Paid-in capital	$74,065,189
Total distributable earnings/(accumulated loss)	(11,694,110)

$62,371,079

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

April 30, 2023 (Unaudited)

CLASS A SHARES:
NET ASSETS	$12,025,592
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,139,879

Net asset value and redemption price per share	$10.55

Maximum offering price per share ($10.55 ÷ 0.955)[a]	$11.05

CLASS C SHARES:
NET ASSETS	$3,468,759
Shares issued and outstanding ($0.001 par value common stock outstanding)	331,580

Net asset value and offering price per share[b]	$10.46

CLASS I SHARES:
NET ASSETS	$46,745,278
Shares issued and outstanding ($0.001 par value common stock outstanding)	4,417,751

Net asset value, offering and redemption price per share	$10.58

CLASS R SHARES:
NET ASSETS	$95,412
Shares issued and outstanding ($0.001 par value common stock outstanding)	9,028

Net asset value, offering and redemption price per share	$10.57

CLASS Z SHARES:
NET ASSETS	$36,038
Shares issued and outstanding ($0.001 par value common stock outstanding)	3,405

Net asset value, offering and redemption price per share	$10.58

[a]	On investments of $100,000 or more, the offering price is reduced.
[b]	Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended April 30, 2023 (Unaudited)

Investment Income:
Dividend income (net of $38,060 of foreign withholding tax)	$873,935
Interest income	806,782

Total Investment Income	1,680,717

Expenses:
Investment advisory fees	234,597
Distribution fees—Class A	15,862
Distribution fees—Class C	15,528
Distribution fees—Class R	236
Shareholder servicing fees—Class A	6,345
Shareholder servicing fees—Class C	5,176
Shareholder servicing fees—Class I	18,631
Professional fees	71,495
Registration and filing fees	42,262
Administration fees	38,978
Shareholder reporting expenses	34,011
Custodian fees and expenses	19,855
Transfer agent fees and expenses	4,384
Directors’ fees and expenses	1,644
Miscellaneous	8,322

Total Expenses	517,326
Reduction of Expenses (See Note 2)	(256,339)

Net Expenses	260,987

Net Investment Income (Loss)	1,419,730

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	(2,626,550)
Long-term capital gains from other investment companies	17,430
Written option contracts	125,501
Forward foreign currency exchange contracts	(113,078)
Foreign currency transactions	5,452

Net realized gain (loss)	(2,591,245)

Net change in unrealized appreciation (depreciation) on:
Investments in securities	5,348,986
Swap contracts	(916)
Written option contracts	(92,598)
Forward foreign currency exchange contracts	4,315
Foreign currency translations	4,234

Net change in unrealized appreciation (depreciation)	5,264,021

Net Realized and Unrealized Gain (Loss)	2,672,776

Net Increase (Decrease) in Net Assets Resulting from Operations	$4,092,506

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended April 30, 2023	For the Year Ended October 31, 2022
Change in Net Assets:
From Operations:
Net investment income (loss)	$1,419,730	$2,300,174
Net realized gain (loss)	(2,591,245)	281,411
Net change in unrealized appreciation (depreciation)	5,264,021	(12,398,110)

Net increase (decrease) in net assets resulting from operations	4,092,506	(9,816,525)

Distributions to Shareholders:
Class A	(290,134)	(443,951)
Class C	(81,051)	(111,023)
Class I	(1,231,841)	(1,872,017)
Class R	(2,114)	(2,871)
Class Z	(934)	(2,499)
Tax Return of Capital to Shareholders:
Class A	—	(95,167)
Class C	—	(30,295)
Class I	—	(358,696)
Class R	—	(644)
Class Z	—	(483)

Total distributions	(1,606,074)	(2,917,646)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	(6,356,824)	791,846

Total increase (decrease) in net assets	(3,870,392)	(11,942,325)
Net Assets:
Beginning of period	66,241,471	78,183,796

End of period	$62,371,079	$66,241,471

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Six Months Ended April 30, 2023	For the Year Ended October 31,			For the Period March 1, 2019 through October 31, 2019[a]	For the Year Ended February 28,
Per Share Operating Data:		2022	2021	2020		2019	2018
Net asset value, beginning of period	$10.21	$12.15	$9.54	$11.85	$13.33	$15.16	$15.50

Income (loss) from investment operations:

Net investment income (loss)[b]	0.21	0.33	0.28	0.29	0.17	0.17	0.17
Net realized and unrealized gain (loss)	0.37	(1.85)	2.82	(2.02)	0.59	0.15	1.42

Total from investment operations	0.58	(1.52)	3.10	(1.73)	0.76	0.32	1.59

Less dividends and distributions to shareholders from:

Net investment income	(0.24)	(0.35)	(0.36)	(0.38)	(0.23)	(0.17)	(0.17)
Net realized gain	—	—	—	—	(2.01)	(1.98)	(1.76)
Tax return of capital	—	(0.07)	(0.13)	(0.20)	—	—	—

Total dividends and distributions to shareholders	(0.24)	(0.42)	(0.49)	(0.58)	(2.24)	(2.15)	(1.93)

Net increase (decrease) in net asset value	0.34	(1.94)	2.61	(2.31)	(1.48)	(1.83)	(0.34)

Net asset value, end of period	$10.55	$10.21	$12.15	$9.54	$11.85	$13.33	$15.16

Total return[c,d]	5.71%[e]	–12.78%	32.91%	–14.74%	5.90%[e]	2.59%	10.81%

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class A
	For the Six Months Ended April 30, 2023	For the Year Ended October 31,			For the Period March 1, 2019 through October 31, 2019[a]	For the Year Ended February 28,
Ratios/Supplemental Data:		2022	2021	2020		2019	2018
Net assets, end of period (in millions)	$12.0	$12.4	$16.2	$16.2	$21.1	$19.8	$18.5

Ratios to average daily net assets:

Expenses (before expense reduction)	1.71%[f]	1.72%	1.66%	1.67%	1.79%[g]	1.40%	1.25%

Expenses (net of expense reduction)	1.00%[f]	1.00%	1.00%	1.00%	1.00%[g]	1.00%	1.00%

Net investment income (loss) (before expense reduction)	3.32%[f]	2.12%	1.74%	2.15%	1.27%[g]	0.80%	0.85%

Net investment income (loss) (net of expense reduction)	4.03%[f]	2.84%	2.40%	2.82%	2.06%[g]	1.20%	1.10%

Portfolio turnover rate	50%[e]	83%	138%	143%	178%[e]	158%	102%

[a]	The Fund has changed its fiscal year end from February 28 to October 31.
[b]	Calculation based on average shares outstanding.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Does not reflect sales charges, which would reduce return.
[e]	Not annualized.
[f]	Annualized.
[g]	Ratios for periods less than one year are annualized. Certain professional, shareholder reporting and non-recurring expenses incurred by the Fund are not annualized for periods less than one year.

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
	For the Six Months Ended April 30, 2023	For the Year Ended October 31,			For the Period March 1, 2019 through October 31, 2019[a]	For the Year Ended February 28,
Per Share Operating Data:		2022	2021	2020		2019	2018
Net asset value, beginning of period	$10.13	$12.05	$9.47	$11.76	$13.22	$15.04	$15.38

Income (loss) from investment operations:

Net investment income (loss)[b]	0.17	0.25	0.20	0.23	0.11	0.07	0.07
Net realized and unrealized gain (loss)	0.37	(1.82)	2.79	(2.01)	0.59	0.15	1.41

Total from investment operations	0.54	(1.57)	2.99	(1.78)	0.70	0.22	1.48

Less dividends and distributions to shareholders from:

Net investment income	(0.21)	(0.28)	(0.28)	(0.31)	(0.15)	(0.06)	(0.06)
Net realized gain	—	—	—	—	(2.01)	(1.98)	(1.76)
Tax return of capital	—	(0.07)	(0.13)	(0.20)	—	—	—

Total dividends and distributions to shareholders	(0.21)	(0.35)	(0.41)	(0.51)	(2.16)	(2.04)	(1.82)

Net increase (decrease) in net asset value	0.33	(1.92)	2.58	(2.29)	(1.46)	(1.82)	(0.34)

Net asset value, end of period	$10.46	$10.13	$12.05	$9.47	$11.76	$13.22	$15.04

Total return[c,d]	5.32%[e]	–13.29%	31.96%	–15.25%	5.39%[e]	1.95%	10.11%

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
	For the Six Months Ended April 30, 2023	For the Year Ended October 31,			For the Period March 1, 2019 through October 31, 2019[a]	For the Year Ended February 28,
Ratios/Supplemental Data:		2022	2021	2020		2019	2018
Net assets, end of period (in millions)	$3.5	$3.8	$5.1	$5.6	$6.6	$12.6	$18.1

Ratios to average daily net assets:

Expenses (before expense reduction)	2.36%[f]	2.37%	2.31%	2.32%	2.44%[g]	2.05%	1.90%

Expenses (net of expense reduction)	1.65%[f]	1.65%	1.65%	1.65%	1.65%[g]	1.65%	1.65%

Net investment income (loss) (before expense reduction)	2.62%[f]	1.46%	1.10%	1.52%	0.52%[g]	0.13%	0.18%

Net investment income (loss) (net of expense reduction)	3.33%[f]	2.18%	1.76%	2.19%	1.31%[g]	0.53%	0.43%

Portfolio turnover rate	50%[e]	83%	138%	143%	178%[e]	158%	102%

[a]	The Fund has changed its fiscal year end from February 28 to October 31.
[b]	Calculation based on average shares outstanding.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Does not reflect sales charges, which would reduce return.
[e]	Not annualized.
[f]	Annualized.
[g]	Ratios for periods less than one year are annualized. Certain professional, shareholder reporting and non-recurring expenses incurred by the Fund are not annualized for periods less than one year.

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
	For the Six Months Ended April 30, 2023	For the Year Ended October 31,			For the Period March 1, 2019 through October 31, 2019[a]	For the Year Ended February 28,
Per Share Operating Data:		2022	2021	2020		2019	2018
Net asset value, beginning of period	$10.25	$12.18	$9.57	$11.88	$13.36	$15.19	$15.53

Income (loss) from investment operations:

Net investment income (loss)[b]	0.23	0.37	0.31	0.33	0.20	0.22	0.22
Net realized and unrealized gain (loss)	0.36	(1.84)	2.83	(2.02)	0.60	0.15	1.42

Total from investment operations	0.59	(1.47)	3.14	(1.69)	0.80	0.37	1.64

Less dividends and distributions to shareholders from:

Net investment income	(0.26)	(0.39)	(0.40)	(0.42)	(0.27)	(0.22)	(0.22)
Net realized gain	—	—	—	—	(2.01)	(1.98)	(1.76)
Tax return of capital	—	(0.07)	(0.13)	(0.20)	—	—	—

Total dividends and distributions to shareholders	(0.26)	(0.46)	(0.53)	(0.62)	(2.28)	(2.20)	(1.98)

Net increase (decrease) in net asset value	0.33	(1.93)	2.61	(2.31)	(1.48)	(1.83)	(0.34)

Net asset value, end of period	$10.58	$10.25	$12.18	$9.57	$11.88	$13.36	$15.19

Total return[c]	5.78%[d]	–12.35%	33.27%	–14.41%	6.18%[d]	2.96%	11.18%

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
	For the Six Months Ended April 30, 2023	For the Year Ended October 31,			For the Period March 1, 2019 through October 31, 2019[a]	For the Year Ended February 28,
Ratios/Supplemental Data:		2022	2021	2020		2019	2018
Net assets, end of period (in millions)	$46.7	$49.8	$56.7	$47.6	$40.2	$28.0	$57.8

Ratios to average daily net assets:

Expenses (before expense reduction)	1.43%[e]	1.44%	1.38%	1.38%	1.51%[f]	1.09%	0.96%

Expenses (net of expense reduction)	0.65%[e]	0.65%	0.65%	0.65%	0.65%[f]	0.65%	0.65%

Net investment income (loss) (before expense reduction)	3.58%[e]	2.41%	1.99%	2.47%	1.64%[f]	1.09%	1.11%

Net investment income (loss) (net of expense reduction)	4.36%[e]	3.20%	2.72%	3.20%	2.50%[f]	1.53%	1.42%

Portfolio turnover rate	50%[d]	83%	138%	143%	178%[d]	158%	102%

[a]	The Fund has changed its fiscal year end from February 28 to October 31.
[b]	Calculation based on average shares outstanding.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Not annualized.
[e]	Annualized.
[f]	Ratios for periods less than one year are annualized. Certain professional, shareholder reporting and non-recurring expenses incurred by the Fund are not annualized for periods less than one year.

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class R
	For the Six Months Ended April 30, 2023	For the Year Ended October 31,			For the Period March 1, 2019 through October 31, 2019[a]	For the Year Ended February 28,
Per Share Operating Data:		2022	2021	2020		2019	2018
Net asset value, beginning of period	$10.23	$12.17	$9.56	$11.87	$13.34	$15.17	$15.51

Income (loss) from investment operations:

Net investment income (loss)[b]	0.21	0.31	0.26	0.28	0.16	0.15	0.15
Net realized and unrealized gain (loss)	0.37	(1.85)	2.82	(2.02)	0.59	0.14	1.41

Total from investment operations	0.58	(1.54)	3.08	(1.74)	0.75	0.29	1.56

Less dividends and distributions to shareholders from:

Net investment income	(0.24)	(0.33)	(0.34)	(0.37)	(0.21)	(0.14)	(0.14)
Net realized gain	—	—	—	—	(2.01)	(1.98)	(1.76)
Tax return of capital	—	(0.07)	(0.13)	(0.20)	—	—	—

Total dividends and distributions to shareholders	(0.24)	(0.40)	(0.47)	(0.57)	(2.22)	(2.12)	(1.90)

Net increase (decrease) in net asset value	0.34	(1.94)	2.61	(2.31)	(1.47)	(1.83)	(0.34)

Net asset value, end of period	$10.57	$10.23	$12.17	$9.56	$11.87	$13.34	$15.17

Total return[c]	5.62%[d]	–12.89%	32.64%	–14.85%	5.81%[d]	2.43%	10.63%

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class R
	For the Six Months Ended April 30, 2023	For the Year Ended October 31,			For the Period March 1, 2019 through October 31, 2019[a]	For the Year Ended February 28,
Ratios/Supplemental Data:		2022	2021	2020		2019	2018
Net assets, end of period (in 000s)	$95.4	$90.5	$104.1	$78.7	$82.9	$96.9	$90.4

Ratios to average daily net assets:

Expenses (before expense reduction)	1.86%[e]	1.87%	1.81%	1.82%	1.94%[f]	1.55%	1.40%

Expenses (net of expense reduction)	1.15%[e]	1.15%	1.15%	1.15%	1.15%[f]	1.15%	1.15%

Net investment income (loss) (before expense reduction)	3.20%[e]	1.97%	1.56%	2.00%	1.11%[f]	0.67%	0.70%

Net investment income (loss) (net of expense reduction)	3.91%[e]	2.69%	2.22%	2.67%	1.90%[f]	1.07%	0.95%

Portfolio turnover rate	50%[d]	83%	138%	143%	178%[d]	158%	102%

[a]	The Fund has changed its fiscal year end from February 28 to October 31.
[b]	Calculation based on average shares outstanding.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Not annualized.
[e]	Annualized.
[f]	Ratios for periods less than one year are annualized. Certain professional, shareholder reporting and non-recurring expenses incurred by the Fund are not annualized for periods less than one year.

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class Z
	For the Six Months Ended April 30, 2023	For the Year Ended October 31,			For the Period March 1, 2019 through October 31, 2019[a]	For the Year Ended February 28,
Per Share Operating Data:		2022	2021	2020		2019	2018
Net asset value, beginning of period	$10.25	$12.18	$9.57	$11.88	$13.36	$15.19	$15.53

Income (loss) from investment operations:

Net investment income (loss)[b]	0.23	0.37	0.28	0.41	0.20	0.22	0.22
Net realized and unrealized gain (loss)	0.36	(1.84)	2.86	(2.10)	0.60	0.15	1.42

Total from investment operations	0.59	(1.47)	3.14	(1.69)	0.80	0.37	1.64

Less dividends and distributions to shareholders from:

Net investment income	(0.26)	(0.39)	(0.40)	(0.42)	(0.27)	(0.22)	(0.22)
Net realized gain	—	—	—	—	(2.01)	(1.98)	(1.76)
Tax return of capital	—	(0.07)	(0.13)	(0.20)	—	—	—

Total dividends and distributions to shareholders	(0.26)	(0.46)	(0.53)	(0.62)	(2.28)	(2.20)	(1.98)

Net increase (decrease) in net asset value	0.33	(1.93)	2.61	(2.31)	(1.48)	(1.83)	(0.34)

Net asset value, end of period	$10.58	$10.25	$12.18	$9.57	$11.88	$13.36	$15.19

Total return[c]	5.77%[d]	–12.35%	33.27%	–14.41%	6.17%[d]	2.96%	11.18%

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class Z
	For the Six Months Ended April 30, 2023	For the Year Ended October 31,			For the Period March 1, 2019 through October 31, 2019[a]	For the Year Ended February 28,
Ratios/Supplemental Data:		2022	2021	2020		2019	2018
Net assets, end of period (in 000s)	$36.0	$37.0	$96.3	$21.2	$7.2	$8.1	$9.2

Ratios to average daily net assets:

Expenses (before expense reduction)	1.36%[e]	1.37%	1.31%	1.32%	1.44%[f]	1.05%	0.90%

Expenses (net of expense reduction)	0.65%[e]	0.65%	0.65%	0.65%	0.65%[f]	0.65%	0.65%

Net investment income (loss) (before expense reduction)	3.68%[e]	2.43%	1.88%	3.25%	1.62%[f]	1.14%	1.18%

Net investment income (loss) (net of expense reduction)	4.39%[e]	3.15%	2.54%	3.92%	2.41%[f]	1.54%	1.43%

Portfolio turnover rate	50%[d]	83%	138%	143%	178%[d]	158%	102%

[a]	The Fund has changed its fiscal year end from February 28 to October 31.
[b]	Calculation based on average shares outstanding.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Not annualized.
[e]	Annualized.
[f]	Ratios for periods less than one year are annualized. Certain professional, shareholder reporting and non-recurring expenses incurred by the Fund are not annualized for periods less than one year.

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Alternative Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on November 8, 2004 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The investment objectives of the Fund are to seek a high level of current income and capital appreciation. Each of the Fund’s shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares). Class F shares are currently not available for purchase.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options and total return swaps are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Board of Directors has designated the investment advisor as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment advisor is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following is a summary of the inputs used as of April 30, 2023 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock:
Agribusiness	$291,564	$247,600	$—	$539,164
Airports	270,119	267,446	—	537,565
Communications	2,167,198	498,175	—	2,665,373
Diversified	—	2,198,861	—	2,198,861
Electric	3,472,136	1,593,454	—	5,065,590
Energy	354,036	141,626	—	495,662
Gas Distribution	1,282,150	334,563	—	1,616,713
Health Care	898,151	72,886	—	971,037
Hotel	178,114	243,171	—	421,285
Industrial	1,330,634	599,038	—	1,929,672
Industrial Office	54,437	181,024	—	235,461
Marine Ports	92,059	318,105	—	410,164
Metals & Mining	—	900,476	—	900,476
Railways	354,206	134,360	—	488,566
Residential	1,720,937	370,382	—	2,091,319
Retail	1,464,766	213,097	—	1,677,863
Self Storage	491,270	148,184	—	639,454
Toll Roads	75,326	1,901,637	—	1,976,963
Transport Logistics	—	176,920	—	176,920
Water	338,825	143,396	—	482,221
Other Industries	7,119,126	—	—	7,119,126
Preferred Securities—Exchange-Traded:
Banking	1,935,453	52,190	—	1,987,643
Other Industries	2,372,419	—	—	2,372,419
Preferred Securities—
Over-the-Counter	—	23,996,248	—	23,996,248
Corporate Bonds	—	245,850	—	245,850
Short-Term Investments	—	821,005	—	821,005

Total Investments in Securities[a]	$26,262,926	$35,799,694	$—	$62,062,620

Forward Foreign Currency Exchange Contracts	$—	$1,458	$—	$1,458

Total Derivative Assets[a]	$—	$1,458	$—	$1,458

Forward Foreign Currency Exchange Contracts	$—	$(22,171)	$—	$(22,171)
Total Return Swap Contracts	—	(695)	—	(695)
Written Option Contracts	—	(108,248)	—	(108,248)

Total Derivative Liabilities[a]	$—	$(131,114)	$—	$(131,114)

[a]	Portfolio holdings are disclosed individually on the Schedule of Investments.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Master Limited Partnerships: Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. The Fund invests in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the Code), and whose interest or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Fund’s investments in MLPs consist only of limited partner or member interests ownership. The MLPs themselves generally do not pay U.S. federal income taxes and unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in securities.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any), currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Over-the-Counter Total Return Swap Contracts: In a total return swap, one party receives a periodic payment equal to the total return of a specified security, basket of securities, index, or other reference asset for a specified period of time. In return, the other party receives a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Fund bears the risk of loss in the event of nonperformance by the swap counterparty. Risks may also arise from unanticipated movements in the value of exchange rates, interest rates, securities, index, or other reference asset.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Interest Rate Swaption Contracts: The Fund may write or purchase interest rate swaptions, which are options to enter into a pre-defined swap agreement at a specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises the swaption. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

At April 30, 2023, the Fund did not have any swaption contracts outstanding.

Binary Option Contracts: The Fund may write or purchase binary options, which are options in which the payout depends on whether the price of a particular asset will rise above or fall below a specified level. When the binary option expires the buyer receives either a pre-determined amount of cash or nothing at all.

At April 30, 2023, the Fund did not have any binary option contracts outstanding.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the NAV per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended April 30, 2023, the investment advisor considers it likely that a portion of the dividends will be classified as a tax return of capital upon the final determination of the Fund’s taxable income after October 31, 2023, the Fund’s fiscal year end.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of April 30, 2023, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at an annual rate of 0.70% of the average daily net assets of the Fund.

For the six months ended April 30, 2023, and through June 30, 2024, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses), do not exceed 1.00% for Class A shares, 1.65% for Class C shares, 0.65% for Class I shares, 1.15% for Class R shares and 0.65% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Board of Directors of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Fund and the investment advisor. For the six months ended April 30, 2023, fees waived and/or expenses reimbursed totaled $256,339.

Under subadvisory agreements between the investment advisor and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment advisor, the subadvisors are responsible for managing the Fund’s investments in certain non-U.S. holdings. For their services provided under the subadvisory agreements, the investment advisor (not the Fund) pays the subadvisors. The investment advisor allocates 50% of the investment advisory fee

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

received from the Fund among itself and each subadvisor based on the portion of the Fund’s average daily net assets managed by the investment advisor and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.02% of the average daily net assets of the Fund. For the six months ended April 30, 2023, the Fund incurred $6,703 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted an amended distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay distribution fees for the sale and distribution of its shares. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the six months ended April 30, 2023, the Fund has been advised that the distributor received $87, which represents a portion of the sales commissions paid by shareholders from the sale of Class A shares. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes. The payment of a CDSC may result in the distributor receiving amounts greater or less than the upfront commission paid by the distributor to the financial intermediary.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily, at an annual rate of up to 0.10% of the average daily net assets of the Fund’s Class A and Class I shares and up to 0.25% of the average daily net assets of the Fund’s Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $273 for the six months ended April 30, 2023.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended April 30, 2023, totaled $33,184,074 and $40,038,240, respectively.

Note 4. Derivative Investments

The following tables present the value of derivatives held at April 30, 2023 and the effect of derivatives held during the six months ended April 30, 2023, along with the respective location in the financial statements.

Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Equity Risk:
Written Option Contracts—Over-the-Counter	—	$—	Written option contracts, at value	$108,248

Credit Risk:
Total Return Swap Contracts—Over-the-Counter	—	—	Total return swap contracts, at value	695

Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts[a]	Unrealized appreciation	1,458	Unrealized depreciation	22,171

[a]	Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting agreement or another similar arrangement.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Equity Risk:
Written Option Contracts	Net Realized and Unrealized Gain (Loss)	$122,411	$(89,931)

Credit Risk:
Total Return Swap Contracts	Net Realized and Unrealized Gain (Loss)	—	(916)

Foreign Currency Exchange Risk:
Purchased Option Contracts[a]	Net Realized and Unrealized Gain (Loss)	(5,564)	(991)
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	(113,078)	4,315

Interest Rate Risk:
Purchased Option Contracts[a]	Net Realized and Unrealized Gain (Loss)	(17,612)	8,461
Written Option Contracts	Net Realized and Unrealized Gain (Loss)	3,090	(2,667)

[a]	Purchased option contracts are included in net realized gain (loss) and change in unrealized appreciation (depreciation) on investments in securities.

At April 30, 2023, the Fund’s derivative assets and liabilities (by type), which are subject to a master netting agreement, are as follows:

Derivative Financial Instruments	Assets	Liabilities
Equity Risk:
Written Option Contracts	$—	$108,248

Credit Risk:
Total Return Swap Contracts	—	695

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral pledged by the Fund, if any, as of April 30, 2023:

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged[a]	Net Amount of Derivative Liabilities[b]
Goldman Sachs International	$108,248	$—	$—	$108,248
BNP Paribas	695	—	—	695

[a]	Collateral received or pledged is limited to the net derivative asset or net derivative liability amounts. Actual collateral amounts received or pledged may be higher than amounts above.
[b]	Net amount represents the net receivable from the counterparty or net payable due to the counterparty in the event of default.

The following summarizes the volume of the Fund’s option contracts, total return swap contracts and forward foreign currency exchange contracts activity for the six months ended April 30, 2023:

	Purchased Option Contracts[a,b]	Written Option Contracts[a,b]	Total Return Swap Contracts[b]	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$632,000	$3,240,118	$210,532	$1,611,539

[a]

Notional amount for swaption contracts represents the notional amount of the underlying swap contract. Notional amount for all other option contracts is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.

[b]

Average notional amounts represent the average for the period in which the Fund had option contracts and total return swap contracts outstanding. For purchased and written option contracts, this represents two months and six months, respectively. For total return swap contracts, this represents the period April 28, 2023 through April 30, 2023.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 5. Income Tax Information

As of April 30, 2023, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$62,529,994

Gross unrealized appreciation on investments	$3,518,775
Gross unrealized depreciation on investments	(4,057,144)

Net unrealized appreciation (depreciation) on investments	$(538,369)

As of October 31, 2022, the Fund has a net capital loss carryforward of $7,645,268 which may be used to offset future capital gains. These losses are a long-term capital loss carryforward of $3,418,846 and short-term capital loss carryforward of $4,226,422, which under current federal income tax rules, may offset capital gains recognized in any future period.

Note 6. Capital Stock

The Fund is authorized to issue 400 million shares of capital stock, at a par value of $0.001 per share, classified in six classes as follows: 50 million of Class A capital stock, 50 million of Class C capital stock, 50 million of Class F capital stock, 150 million of Class I capital stock, 50 million of Class R capital stock and 50 million of Class Z capital stock. Class F shares are currently not available for purchase. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. With the exception of Class C shares held through certain intermediaries, Class C shares will automatically convert into Class A shares on a monthly basis approximately eight years after the original date of purchase. Transactions in Fund shares were as follows:

	For the Six Months Ended April 30, 2023		For the Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class A:
Sold	96,816	$1,050,047	110,393	$1,299,998
Issued as reinvestment of dividends and distributions	17,611	188,867	31,093	352,022
Redeemed	(193,054)	(2,102,578)	(254,867)	(2,918,443)

Net increase (decrease)	(78,627)	$(863,664)	(113,381)	$(1,266,423)

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

	For the Six Months Ended April 30, 2023		For the Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class C:
Sold	90,140	$945,471	60,719	$715,050
Issued as reinvestment of dividends and distributions	7,546	80,332	12,474	140,172
Redeemed	(143,107)	(1,527,301)	(121,348)	(1,373,929)

Net increase (decrease)	(45,421)	$(501,498)	(48,155)	$(518,707)

Class I:
Sold	397,221	$4,268,500	977,049	$11,379,884
Issued as reinvestment of dividends and distributions	112,148	1,206,734	192,515	2,182,908
Redeemed	(957,097)	(10,466,725)	(956,676)	(10,939,710)

Net increase (decrease)	(447,728)	$(4,991,491)	212,888	$2,623,082

Class R:
Sold	—	$—	—	$—
Issued as reinvestment of dividends and distributions	184	1,971	289	3,271
Redeemed	—	—	—	—

Net increase (decrease)	184	$1,971	289	$3,271

Class Z:
Sold	1	$11	8	$95
Issued as reinvestment of dividends and distributions	72	775	235	2,703
Redeemed	(282)	(2,928)	(4,533)	(52,175)

Net increase (decrease)	(209)	$(2,142)	(4,290)	$(49,377)

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 7. Other Risks

Common Stock Risk: While common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks have also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. The value of common stocks and other equity securities will fluctuate in response to developments concerning the company, political and regulatory circumstances, the stock market, and the economy. In the short term, stock prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, stocks of large companies can react differently than stocks of smaller companies, and value stocks (stocks of companies that are undervalued by various measures and have potential for long-term capital appreciation), can react differently from growth stocks (stocks of companies with attractive cash flow returns on invested capital and earnings that are expected to grow). These developments can affect a single company, all companies within the same industry, economic sector or geographic region, or the stock market as a whole.

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Contingent Capital Securities Risk: Contingent capital securities (sometimes referred to as “CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security, for example, a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the investor’s standing in a bankruptcy. Some CoCos provide for a reduction in the value or principal amount of the security (potentially to zero) under such circumstances. In March 2023, a Swiss regulator required a write-down of outstanding CoCos to zero notwithstanding the fact that the equity shares continued to exist and have economic value. It is currently unclear whether regulators of issuers in other jurisdictions will take similar actions. Notwithstanding these risks, the Fund may continue to invest in CoCos issued by Swiss companies and by companies in other jurisdictions. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

investing in below investment-grade securities. Finally, CoCo issuers can, at their discretion, suspend dividend distributions on their CoCo securities and are more likely to do so in response to negative economic conditions and/or government regulation. Omitted distributions are typically non-cumulative and will not be paid on a future date. Any omitted distribution may negatively impact the returns or distribution rate of the Fund.

Below-Investment-Grade Securities Risk: Below investment grade securities generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. Such securities may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. It is reasonable to expect that any adverse economic condition could disrupt the market for below investment grade securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Liquidity Risk: Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, dealer inventories of certain securities, which provide an indication of the ability of dealers to engage in “market making,” are at, or near, historic lows in relation to market size, which has the potential to increase price volatility in the fixed income markets in which the Fund invests. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Further, transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Liquidity risk also includes the risk that market conditions or large shareholder redemptions may impact the ability of the Fund to meet redemption requests within required time periods. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices.

Foreign (Non-U.S.) and Emerging Market Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Currency Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund’s foreign currency risks, and such investments are subject to the risks described under “Derivatives and Hedging Transactions Risk” below.

Derivatives and Hedging Transactions Risk: The Fund’s use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

REIT Risk: In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for pass-through of income under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Real Estate Market Risk: Since the Fund concentrates its assets in companies engaged in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.

Small- and Medium-Sized Companies Risk: Real estate companies in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

MLP Investment Risk: An investment in MLPs involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of equity securities issued by MLPs have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of such equity securities have more limited control and limited rights to vote on matters affecting the partnership. MLPs may have additional expenses, as some MLPs pay incentive distribution fees to their general partners. Additionally, conflicts of interest may exist among common unit holders, subordinated unit holders and the general partner or managing member of an MLP; for example, a conflict may arise as a result of incentive distribution payments.

MLPs may have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indexes which presents unique investment risks. MLPs and other small capitalization companies often have limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by MLPs and other small capitalization companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. MLPs and other smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. The value of MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes. If MLPs were subject to U.S. federal income taxation as a corporation, the MLPs would be required to pay U.S. federal income tax on their taxable income which would have the effect of reducing the amount of cash available for distribution to the MLP unitholders. This would also cause any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits. As a result, after-tax returns could be reduced, which could cause a decline in the value of MLPs.

Energy Sector Risk: The Fund is subject to more risks related to the energy sector than if the Fund were more broadly diversified over numerous sectors of the economy. A downturn in the energy sector of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. Recent uncertainty in the energy markets has had an adverse effect on energy related securities, including MLPs, and it is unclear when these markets may stabilize. In addition, there are several specific risks associated with investments in the energy sector, including the following: Commodity Price Risk, Depletion Risk, Supply and Demand Risk, Regulatory Risk, Acquisition Risk, Weather Risks, Exploration Risk, Catastrophic Event Risk, Interest Rate Transaction Risk, Affiliated Party Risk and Limited Partner Risk and Risks of Subordinated MLP Units. MLPs which invest in the energy industry may be highly volatile due to significant fluctuation in the prices of energy commodities as well as political and regulatory developments.

Interest Rate Risk to MLPs and Related Companies: Rising interest rates could increase the cost of capital thereby increasing operating costs and reducing the ability of MLPs and other entities operating in the energy sector to carry out acquisitions or expansions in a cost-effective manner. As a result, rising

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

interest rates could negatively affect the financial performance of MLPs and other entities operating in the energy sector. Rising interest rates may also impact the price of the securities of MLPs and other entities operating in the energy sector as the yields on alternative investments increase. These risks may be greater in the current market environment because certain interest rates are at historically low levels.

Infrastructure Companies Risk: Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be affected by or subject to high interest costs in connection with capital construction and improvement programs; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; inexperience with and potential losses resulting from a developing deregulatory environment; costs associated with compliance with and changes in environmental and other regulations; regulation by various government authorities; government regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; technological innovations that may render existing plants, equipment or products obsolete; and general changes in market sentiment towards infrastructure and utilities assets.

Natural Resources Risk: The Fund’s investments in securities of natural resource companies involve risks. The market value of securities of natural resource companies may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. Because the Fund invests significantly in natural resource companies, there is the risk that the Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and the other risks to which foreign securities are subject may also affect domestic natural resource companies if they have significant operations or investments in foreign countries. Rising interest rates and general economic conditions may also affect the demand for natural resources.

Renewable Companies Risk: Renewable companies may be subject to a variety of factors that may adversely affect their business or operations, including costs and losses associated with environmental and other regulations and enforcement policies or changes thereto, obsolescence of its existing offerings, the effects of economic slowdown, short production cycles, increased competition from other providers of services, the effects of energy conservation policies and other factors.

Because many renewable companies may be concentrated in a particular industry or industry sector (for example, the energy sector), they are subject to risks associated with such industry or sector. Renewable energy companies may be more volatile than companies operating in more established industries. Renewable energy companies and other companies operating in the renewable energy

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

group of industries are subject to specific risks, including, among others: fluctuations in commodity prices and/or interest rates; the success of research or exploration projects, changes in governmental or environmental regulation; reduced availability of renewable energy sources or other commodities for transporting, processing, storing or delivering resources; slowdowns in new construction; seasonal weather conditions, extreme weather or other natural disasters; and threats of attack by terrorists on certain clean energy assets. Additionally, the industry also can be significantly affected by the supply of and demand for specific products or services, including the supply of and demand and price of traditional energy sources (e.g., oil and gas).

Digital Infrastructure Companies Risk: Digital Infrastructure Companies are affected by supply and demand factors, such as changes in demand for communications infrastructure, consolidation of tower sites, and new technologies. Digital Infrastructure Companies are particularly affected by changes in demand for wireless infrastructure and wireless connectivity. Such demand is affected by numerous factors including, but not limited to, consumer demand for wireless connectivity; availability or capacity of wireless infrastructure or associated land interests; location of wireless infrastructure; financial condition of customers; increased use of network sharing, roaming, joint development, or resale agreements by customers; mergers or consolidations by and among customers; governmental regulations, including local or state restrictions on the proliferation of wireless infrastructure; and technological changes, including obsolescence of its offerings or decommissioning of certain existing wireless networks. Digital Infrastructure Companies are subject to risks relating to disruption of service caused by, among others, hardware, software or internal system failures or malfunctions, security breaches, interruptions or delays in service by third-parties on which they rely, natural disasters, supplier outages, or power surges. Such disruptions can lead to significant downtime, data loss, reputational harm and associated expenses and losses from which such company may not be able to recover. Digital Infrastructure Companies may be subject to other risks including, but not limited to, water supply and climate risk and data security risk. The digital infrastructure industry is rapidly growing, highly competitive and requires Digital Infrastructure Companies to invest significant amounts of research, software and product development. Such investments may not generate returns and may cause such company to incur significant losses. Companies may experience significant fluctuations in operating results and growth rates, which could result in significant gains and losses for such company and its securities to which the Fund has exposure. In addition, the impact of existing or future rules, regulations, taxes, and governmental or political actions relating to the collecting, moving, storing or processing of personal or sensitive data or payments has the potential to be financially impactful, and, to the extent that a Digital Infrastructure Company to which the Fund has exposure, becomes more extensively regulated there could be negative impacts to such company and the Fund. Banking regulation, consumer protection laws, anti-money laundering and/or other changes in regulation may negatively affect certain Digital Infrastructure Companies.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war (including Russia’s military invasion of Ukraine), terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics or pandemics, such as that caused by COVID-19, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

lasting impacts on U.S. and global economies and financial markets. Supply chain disruptions or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies or industries. Events occurring in one region of the world may negatively impact industries and regions that are not otherwise directly impacted by the events. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

Although the long-term economic fallout of COVID-19 is difficult to predict, it has contributed to, and may continue to contribute to, market volatility, inflation and systemic economic weakness. COVID-19 and efforts to contain its spread may also exacerbate other pre-existing political, social, economic, market and financial risks. In addition, the U.S. government and other central banks across Europe, Asia, and elsewhere announced and/or adopted economic relief packages in response to COVID-19. The end of any such program could cause market downturns, disruptions and volatility, particularly if markets view the ending as premature. The COVID-19 pandemic and its effects are expected to continue, and therefore the economic outlook, particularly for certain industries and businesses, remains inherently uncertain.

On January 31, 2020, the United Kingdom (UK) withdrew from the European Union (EU) (referred to as Brexit), commencing a transition period that ended on December 31, 2020. The EU-UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between the UK and the EU (TCA), provisionally went into effect on January 1, 2021, and entered into force officially on May 1, 2021, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is still considerable uncertainty relating to the potential consequences of the exit, how the negotiations for new trade agreements will be conducted, and whether the UK’s exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on the UK, European and broader global economies, could be significant, potentially resulting in increased market volatility and illiquidity, political, economic, and legal uncertainty, and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.

On February 24, 2022, Russia launched a large-scale invasion of Ukraine significantly amplifying already existing geopolitical tensions. The United States and many other countries have instituted various economic sanctions against Russia, Russian individuals and entities and Belarus. The extent and duration of the military action, sanctions imposed and other punitive actions taken (including any Russian retaliatory responses to such sanctions and actions), and resulting disruptions in Europe and globally cannot be predicted, but could be significant and have a severe adverse effect on the global economy, securities markets and commodities markets globally, including through global supply chain disruptions, increased inflationary pressures and reduced economic activity. To the extent the Fund has exposure to the energy sector, the Fund may be especially susceptible to these risks. Furthermore, in March 2023, the shut-down of certain financial institutions raised economic concerns over disruption in the U.S. banking system. There can be no certainty that the actions taken by the U.S. government to

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system. These disruptions may also make it difficult to value the Fund’s portfolio investments and cause certain of the Fund’s investments to become illiquid. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The U.S. Securities and Exchange Commission’s (SEC) final rules, related requirements and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition to Rule 18f-4, which governs the way derivatives are used by registered investment companies, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. For example, climate change regulation (such as decarbonization legislation, other mandatory controls to reduce emissions of greenhouse gases, or related disclosure requirements) could significantly affect the Fund or its investments by, among other things, increasing compliance costs or underlying companies’ operating costs and capital expenditures. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

LIBOR Risk: Many financial instruments are tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. The Head of the UK Financial Conduct Authority the (FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA) ceased publication of most LIBOR settings at the end of 2021 and the IBA is expected to cease publication of a majority of U.S. dollar LIBOR settings after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate (SOFR) for U.S. dollar LIBOR and the Sterling Overnight Index Average Rate for GBP LIBOR). Other countries are introducing their own local-currency-denominated alternative reference rates for short-term lending and global consensus on alternative rates is lacking.

In March 2022, the U.S. federal government enacted the Adjustable Interest Rate (LIBOR) Act (the “LIBOR Act”) to establish a process for replacing LIBOR in certain existing contracts that do not already provide for the use of a clearly defined and practicable replacement benchmark rate as described in the LIBOR Act. Generally, for contracts that do not contain clear and practicable fallback provisions as described in the LIBOR Act, a benchmark replacement recommended by the Federal Reserve Board will effectively replace the U.S. dollar LIBOR benchmark after June 30, 2023. The recommended benchmark replacement will be based on SOFR, which is published by the Federal Reserve Bank of

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

New York, and will include certain spread adjustments and benchmark replacement conforming changes. On December 16, 2022, the Federal Reserve Board adopted a final rule that implements the LIBOR Act. The final rule restates safe harbor protections contained in the LIBOR Act for selection or use of the replacement benchmark rate selected by the Federal Reserve Board. Consistent with the LIBOR Act, the final rule is also intended to ensure that LIBOR contracts adopting a benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following LIBOR’s replacement.

The transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of, inaccurate valuations of, and miscalculations of payment amounts for LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, any alternative reference rate may be a less effective substitute resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the cessation of LIBOR publications.

Large Shareholder Risk: The Fund may have one or more large shareholders or a group of shareholders investing in Fund shares indirectly through an account, platform or program sponsored by a financial institution. Investment and asset allocation decisions by such financial institutions regarding the account, platform or program through which multiple shareholders invest may result in subscription and redemption decisions that have a significant impact on the assets, expenses and trading activities of the Fund. Such a decision may cause the Fund to sell assets (or invest cash) at disadvantageous times or prices, increase or accelerate taxable gains or transaction costs and may negatively affect the Fund’s NAV, performance, or ability to satisfy redemptions in a timely manner.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund’s prospectus.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. New Accounting Pronouncement

In January 2021, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2021-01 (ASU 2021-01), “Reference Rate Reform (Topic 848)”. Additionally, in December 2022, the FASB issued Accounting Standards Update No. 2022-06 (ASU 2022-06), “Reference Rate Reform (Topic 848)”. ASU 2022-06 and ASU 2021-01 are updates to ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, and the reference rate reform initiatives that regulators have undertaken to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The ASU 2022-06 update extends the period of time preparers can use the reference rate reform relief guidance by two years. ASU 2022-06 defers the sunset date of Topic 848 from December 31, 2022 to December 31, 2024, after which entities will no longer be permitted to apply the relief in Topic 848. The amendments in these updates are effective immediately through December 31, 2024, for all entities. Management does not expect ASU 2021-01 or ASU 2022-06 to have a material impact on the financial statements.

Note 10. Subsequent Events

Management has evaluated events and transactions occurring after April 30, 2023 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-PORT is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purpose and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distribution is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Singapore Private Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS PREFERRED SECURITIES

AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS LOW DURATION PREFERRED

AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS ALTERNATIVE INCOME FUND

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

OFFICERS AND DIRECTORS

Joseph M. Harvey

Director, Chair and Vice President

Adam M. Derechin

Director

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Ramona Rogers-Windsor

Director

James Giallanza

President and Chief Executive Officer

Albert Laskaj

Treasurer and Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Stephen Murphy

Chief Compliance Officer

and Vice President

Jon Cheigh

Vice President

Vincent L. Childers

Vice President

KEY INFORMATION

Investment Advisor and Administrator

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

SS&C GIDS, Inc.

P.O. Box 219953

Kansas City, MO 64121-9953

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

280 Park Avenue

New York, NY 10017

NASDAQ Symbol:	Class A—DVFAX
Class C—DVFCX
Class F—DVVFX*
Class I—DVFIX
Class R—DVFRX
Class Z—DVFZX

website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Alternative Income Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

*	Class F shares are currently not available for purchase.

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Cohen & Steers

Alternative Income

Fund

Semiannual Report April 30, 2023

DVFAXSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

By:	/s/ James Giallanza
Name: James Giallanza
Title: Principal Executive Officer
(President and Chief Executive Officer)

Date: July 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name: James Giallanza
Title: Principal Executive Officer
(President and Chief Executive Officer)

By:	/s/ Albert Laskaj
Name: Albert Laskaj
Title: Principal Financial Officer
(Treasurer and Chief Financial Officer)

Date: July 6, 2023